Exhibit 99.2

Long Island's Premier Community Bank Sandler O'Neill & Partners LP Financial Services Conference PGA National Resort & Spa November 13, 2003 www.astoriafederal.com

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.1 billion in assets $11.2 billion in deposits, 51% low-cost core deposits(1) 8.3% deposit market share in Long Island market - 3rd largest, just behind Chase and Citibank Serves 700,000 customers/consumers Book value per common share(2): $19.04 Tangible book value per common share(3): $16.57 Insider & ESOP stock ownership: 16% $2.8 billion market cap All figures in this presentation are as of September 30, 2003 and all market data and IBES consensus are as of October 31, 2003, except as noted. NYSE: AF

Retail ESOP Officers & Directors Institutions East 11 10 6 73 West North Ownership Profile September 30, 2003 Shares Outstanding: 79,651,565

A Simple Formula for Enhancing Shareholder Value Retail Banking - Premier community bank on Long Island Full provider of quality financial services and products Anytime/Anywhere banking, 24/7, multi-channel distribution network Extended hours, Saturday & Sunday banking Dominant market share in core market - Largest thrift depository, third largest bank/thrift depository Mortgage Lending - 1-4 Family, Multifamily and CRE Expertise Portfolio lender, not a mortgage banker No dependence on gain on sale of loans revenue Multiple loan delivery channels enhance efficiency & flexibility - Retail, broker and correspondent network - No production machine to feed -Significantly reduces expense risk in a slower mortgage market Double-digit loan portfolio growth will resume as interest rates rise and refinance cash flows recede Operating Efficiency Focus on Core Business

Leading Retail Banking Franchise $11.2 billion in deposits, 86 banking office network Serving the Long Island market since 1888 Low cost/stable source of funds - average rate: 1.95% Core Deposits represent 51% of Deposits, or $5.7 billion Checking accounts total $1.5 billion, or 26% of core deposits Pro-active sales culture Banking offices with high average deposits contribute to efficiency Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $131 Million Westchester Offices (3) - Average Deposits of $126 Million Alternative delivery channels - ATMs, telephone and Internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #3- all financial institutions

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2003. (Dollars in millions) Market Average Institution Deposits Share Branches Deposits 1. Chase $20,441 15.7% 148 $138 2. Citigroup 15,289 11.7 140 109 3. ASTORIA 10,869 8.3 83 131 4. GreenPoint 10,320 7.9 65 159 5. North Fork 10,200 7.8 131 78 6. Washington Mutual 9,209 7.1 81 114 7. NY Community/RSLN 8,978 6 9 99 91 8. HSBC 8,858 6.8 91 97 9. Fleet/BAC 6,624 5.1 109 61 10. Bank of New York 3,978 3.1 108 37 Total - Core Market $ 130,403 1,412 The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

($ in millions) Suffolk Institution Total Share Branches 1. Chase $4,454 17% 35 2. North Fork 4,438 16 54 3. Astoria 2,391 9 25 4. Citigroup 2,182 8 29 5. WaMu 2,017 7 27 Total $26,987 394 Well Positioned in Each of Our Key Markets ($ in millions) Nassau . Institution Total Share Branches 1. Citigroup $5,856 14% 56 2. Chase 5,359 13 31 3. GreenPoint 4,436 11 22 4. NY Community/RSLN 4,164 10 36 5. Astoria 3,901 9 29 Total $41,884 420 Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2003 Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $5,318 19% 42 2. Citigroup 3,914 14 30 3. Astoria 3,062 11 17 4. NY Community/RSLN 2,918 9 33 5. North Fork 2,596 9 34 Total $32,965 341 ($ in millions) Brooklyn Institution Total Share Branches 1. Chase $5,309 19% 40 2. HSBC 3,485 12 26 3. Wamu 3,439 12 18 4. Citigroup 3,339 12 25 5. GreenPoint 2,604 9 15 Astoria (#7) 1,515 5 12 Total $28,486 257 Median household income: $78,746 Median household income: $71,527 Median household income: $35,248 Median household income: $46,376 U.S. Median HHI: $48,868/NY State Median HHI: $47,659

Money Market Savings Now/Demand Retail CD's East 12 26 13 49 Deposit Composition Total - $11.2 Billion 51% Core or $5.7 Billion At September 30, 2003 $5.5B @ 3.62% $1.3B @ 0.55% $2.9B @ 0.40% $1.5 B @ 0.06% Average Rate: 1.95%

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team

Checking Account Growth 3Q00 3Q01 3Q02 3Q03 Personal 879 973 1153 1280 Business 79 107 153 200 ($ in millions) CAGR = 16% $957 $1,080 $1,306 $1,480 Current Average Rate: 0.06%

Customer Satisfaction Survey Key Findings: 71% of Astoria customers are highly satisfied - vs. 63% of key competitor customers 73% of Astoria customers are highly likely to recommend Astoria to friend/family member - vs. 60% for key competitor customers Satisfaction with the branch is by far the strongest driver of overall satisfaction - 82% of Astoria customers are highly satisfied with quality of branch service

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 19 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards.

1-4 Family Mortgage Loan Originations By Product Type 1999 2000 2001 2002 2003* 3/1 ARM 352.8 299.8 578 1211 665 5/1 ARM 632.9 1307 2122 2040 2577 Other ARM 1260.4 484 737 719 722 Other 1167.8 279.2 500 556 590 $2.4B $3.9B $4.5B (In Millions) $3.4B $4.6B * For the nine months ended September 30, 2003. Net portfolio growth: + $1.4 B +$843.5 M +$254.7 M ($895.7) M ($387.1) M

1-4 Family Loan Application Mix 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 Refinance 727 561 789 512 736 623 444 240 260 Purchase 174 157 191 193 259 197 238 235 259 ($ Volume of Applications in millions) Percent of Refinance Loan Volume: 81% 78% 80% 73% 74% 76% 65% 50% 50%

Solid and growing Multifamily/CRE portfolio $2.9 billion in portfolio - Average yield 7.48% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million 95% of multifamily portfolio is subject to rent control or rent stabilization All loans in local market Portfolio target: 25% of total loan portfolio by year-end 2003 Multifamily/Commercial Real Estate Lending Note: LTV is based on current principal balances and original appraised values.

1999 2000 2001 2002 2003* Multifamily 231.7 204.9 413.5 750.2 916 CRE 82.1 109.5 178.2 260 289 Multifamily/Commercial Real Estate Originations (In Millions) $314.5 $591.8 Originations include mixed use property loans. Average loan balance outstanding is < $1 million. All loans originated in local market. $1,010.2 $313.8 $1,205.2 * For the nine months ended September 30, 2003.

Multifamily/CRE Portfolio Growth 2000 2001 2002 9/30/2003 Multifamily 0.8 1.1 1.6 2.1 CRE 0.48 0.6 0.745 0.82224 ($ in billions) % of total loans 11% 14% 20% 24% $1.3 $1.7 $2.3 $2.9 CAGR = 34%

Minimal credit risk Conservative underwriting, top quality loans, low LTVs No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 250% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 7 17 4 72 Low Credit Risk Loan Portfolio Composition At September 30, 2003 Excludes loans held for sale; LTV based on current principal balance and original appraised value. Average LTV: 63.2% Total Portfolio: $12.3 billion Commercial R/E - 7% Average LTV: 64.2% Multifamily - 17% Average LTV: 64.5% One-to-Four Family - 72% Average LTV: 62.8% Home Equity & Other - 4%

NPA to Total Assets vs. Peers 1999 2000 2001 2002 2003* All U.S. Thrifts 0.003 0.0032 0.0038 0.0041 0.004 NY Thrifts 0.003 0.0034 0.0032 0.0038 0.0031 AF 0.0026 0.0018 0.0018 0.0016 0.0015 * Most recent data available for All US Thrifts and NY Thrifts is as of June 30, 2003. AF data is as of September 30, 2003. Source: SNL Financial - Median Ratios.

1-4 Family Delinquency Ratios: AF vs. MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 3.63 3.11 3.28 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 3.39 2.96 3.04 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 1.2 1.31 1.23 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans. :

FNMA GNMA & FHLMC FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 2 1 11 86 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 3.3B Held to maturity - $ 4.9B Total $ 8.2B At September 30, 2003 Average Life: 3.4 years

One year gap: +4.85% Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management

Liability Repricing Opportunities Borrowings Weighted Avg. Maturing Rate 4Q031 $1.7 Billion 3.41% 1Q04 $2.8 Billion 4.97% 2Q04 $500 Million 5.80% 3Q04 $ -- 0 -- --- Total $5.0 Billion 4.53% CD's Weighted Avg. Maturing Rate 4Q03 $778 Million 2.45% 1Q04 $943 Million 2.45% 2Q04 $581 Million 2.73% 3Q04 $356 Million 2.77% Total $2.7 Billion 2.55% 1 4Q03 includes $900 million of borrowings with a weighted average rate of 5.29%, scheduled to mature in the fourth quarter, which were effectively extended through forward borrowing commitments entered into in the third quarter for an average term of 2.7 years, with a weighted average rate of 2.63%.

Balance Sheet Repositioning (In Billions) 12/31/99 9/30/03 12/31/99 9/30/03 Loans MBS vs.

Loan Mix 1-4 Family Mulitfamily/CRE Other East 88 10 2 West North 1-4 Family Mulitfamily/CRE Other East 72 24 4 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 1-4 Family: $9.0 Billion* Multifamily/CRE: $1.0 Billion* Other: $0.2 Billion* Total Loans: $10.3 Billion December 31, 1999 September 30, 2003 1-4 Family: $8.8 Billion* Multifamily/CRE: $2.9 Billion* Other: $0.5 Billion* Total Loans: $12.3 Billion * Excludes net unamortized premium/net deferred loan costs. Excludes loans held for sale.

Balance Sheet Repositioning (In Billions) 12/31/99 9/30/03 12/31/99 9/30/03 vs. Deposits Borrowings

Deposit Composition Core CD's East 48 52 West North Core CD's East 51 48 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 51% Core - $5.7 Billion Total Deposits - $11.2 Billion Average rate: 1.95% 48% Core - $4.6 Billion Total Deposits - $9.6 billion Average Rate: 3.94% December 31, 1999 September 30, 2003

G&A Expense Ratio 1999 2000 2001 2002 2003* All U.S. Thrifts 1.81 1.76 1.74 1.73 1.63 NY Thrifts 2.14 2.05 1.82 1.75 1.67 AF 0.89 0.85 0.79 0.88 0.91 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2003. AF is for the nine months ended September 30, 2003. Source: SNL Financial - Median Ratios

1997 1998 1999 2000 2001 2002 YTD 9/30/2003 Stock Repurchased 86 102 262 346 636 846 1004 Dividends 24 57 106 155 210 275 324 Cumulative Cash Returned to Shareholders (In Millions) $110 $159 $368 $846 $1,121 $501 Over $1.3 billion returned to shareholders in the past 6+ years $1,328

AF Historical EPS Growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003* 2004* GAAP 0.81 0.88 0.72 1.19 0.37 2.19 2.16 2.35 2.85 2.4 3.1 Historical GAAP EPS Growth (a) 1996 includes the one-time special assessment of $0.28 per share, after-tax, for the re-capitalization of the Savings Association Insurance Fund. (b) 1998 includes acquisition costs and restructuring charges, extinguishment of debt expense, loss on sale of securities and additional loan loss provision totaling $0.95 per share, after-tax, related to the Long Island Bancorp, Inc. acquisition. * IBES consensus as of October 31, 2003 (a) CAGR = 14% (b)

Why Invest in Astoria Financial? Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Financial Performance 14% CAGR in EPS since 1994* 21% CAGR in stock price since 1994 Over $1.3 billion returned to shareholders in the past 6+ years Superior operating efficiency Well capitalized Active stock repurchase program * CAGR through 2004 IBES consensus

Outlook/Opportunity for 2004 Lower borrowing costs $900 million of borrowings (5.29%) repricing 266 basis points lower in 4Q03 $3.3 billion of additional high cost borrowings (5.10%) maturing in the first half of 2004 will be repriced or repaid Reduced premium amortization expense Significant earnings benefit as mortgage loan and MBS refinance activity subsides Resumption of mortgage loan portfolio growth

Price 2004 Implied Deposit 10/31/03 P/E* Price/ TBV Premium GreenPoint $31.15 8.3x 2.6x 21% Charter One 31.96 11.0 2.5 15 Astoria Financial 34.64 11.2 2.1 13 Webster 44.70 11.8 2.6 15 Hudson United 36.29 12.6 4.5 20 Sovereign 20.81 12.9 3.3 16 Bank North 31.32 13.2 3.8 21 Independence 36.75 13.2 2.6 24 Golden West 100.43 13.4 2.7 21 New York Community 36.20 13.5 7.0** 54** North Fork 38.98 14.0 5.8 33 Commerce Bancorp 48.34 15.9 3.1 13 Staten Island 19.93 16.4 2.1 16 Median 13.2x 2.7x 20% Astoria Stock Price at Median Levels $40.87 $44.74 $44.72 Valuation Considerations * IBES as of 10/31/03. ** Pro Forma as of June 30, 2003.

Addendum AF: A Record of Enhancing Shareholder Value

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate returns in mid-teen range Enhance shareholder value $22.1 billion in assets 0.15% NPA/total assets 41.26% efficiency ratio (4) year to date Origination network now covers 19 states 14.96% return on average tangible equity (5) year to date 454% stock appreciation since IPO* * Through October 31, 2003 1993 IPO objectives The record as of September 30, 2003

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Tangible Book Value/Book Value Growth Dec 31 99 Dec 31 00 Dec 31 01 Dec 31 02 Sept 30 03 Tangible Book Value 9.48 13.45 15.31 16.53 16.57 Book Value 11.77 15.63 17.48 18.85 19.04 (Dollars per common share)

1-4 Family Mortgage Loan Originations 1999 2000 2001 2002 2003* Retail 1233 372 683 1154 1222 Broker 1763 1157 1827 1838 2198 Correspondent 418 837 1427 1535 1134 By Delivery Channel $2.4B $4.5B (In Millions) $3.9B $3.4B $4.6B * For the nine months ended September 30, 2003.

Net Charge-offs/Average Loans vs. Peers 1999 2000 2001 2002 2003* All U.S. Thrifts 0.0004 0.0004 0.0006 0.0009 0.0004 NY Thrifts 0.0008 0.0006 0.001 0.0011 0.0003 AF 0.0002 0.0001 0.0001 0.0001 0 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2003. AF is for the nine months ended September 30, 2003. Source: SNL Financial - Median Ratios.

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Goodwill Claim Update

Footnotes/Glossary Core deposits represent total deposits less time deposits. (2) Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares. (3) Tangible book value per common share represents common stockholders' equity less goodwill divided by outstanding common shares, excluding unallocated ESOP shares. (4) Efficiency ratio represents general and administrative expense divided by the sum of net interest income plus non-interest income. (5) Average tangible equity represents average equity less average goodwill. NPA - Non-performing assets MBS - Mortgage-backed securities LTV - Loan-to-value CAGR - Compounded annual growth rate CRE - Commercial Real Estate

Long Island's Premier Community Bank www.astoriafederal.com